Provisions (Tables)	9 Months Ended
Sep. 30, 2020
Provisions [abstract]
Schedule of Provisions
	Post-retirement	Rehabilitation
	benefits (1)	provision (2)	Total
	$	$	$

Year ended December 31, 2019
Opening balance	684	1,532	2,216
Change in estimate	(95)	-	(95)
Accretion/reclassification for the period	62	26	88
Exchange differences	(34)	68	34
Closing Balance	617	1,626	2,243

Period ended September 30, 2020
Opening balance	617	1,626	2,243
Termination payments	(113)	-	(113)
Change in estimate	74	-	74
Accretion/reclassification for the period	3	45	48
Exchange differences	(162)	(261)	(423)
Closing Balance	419	1,410	1,829

(1)	Post-retirement benefits: The Company provides post-retirement benefits supplements as well as leaving indemnities to employees at the Mexican operations. Under Mexican labour law, the Company provides statutorily mandated severance benefits to its employees terminated under certain circumstances. Key financial assumptions used in the above estimate include an annual discount rate of 6.8% (December 31, 2019 – 6.8%), annual salary rate increase of 3.75% (December 31, 2019 – 3.75%) and minimum wage increase rate of 5.31% (December 31, 2019 – 5.31%) and the life of mine of approximately four years.

During the second quarter of 2020 the Company paid $453 in termination benefits, of which $113 was recorded against post-retirement benefits and $340 was recorded in profit and loss for the nine months ended September 30, 2020.

(2)	Rehabilitation provision: Key financial assumptions used in the above estimate include an annual discount rate of 4.4% (December 31, 2019 – 4.4%), Mexican inflation rate and the life of mine of approximately four years. The total undiscounted amount of estimated cash flows required to settle the Company’s obligations is $1,727 of which $823 relates to the Platosa mine and $904 relates to the Miguel Auza mill.